UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________________________________
FORM 8-K
  ______________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 8, 2017
  ______________________________________
Renewable Energy Group, Inc.
(Exact name of registrant as specified in its charter)
  ______________________________________

Delaware	001-35397	26-4785427
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)
416 South Bell Avenue
Ames, Iowa 50010
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (515) 239-8000
 ______________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934. ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At the Annual Meeting of Stockholders of Renewable Energy Group, Inc. (the “Company”) held on May 8, 2017 (the “Annual Meeting”), at 10:00 a.m., Central Time, at the Company’s principal executive offices, the stockholders of the Company approved an amendment to the Company’s Amended and Restated 2009 Stock Incentive Plan (the “2009 Plan”) to increase the number of shares available for issuance under the 2009 Plan (the “2009 Plan Amendment”). As a result, the 2009 Plan Amendment became effective on May 8, 2017.
The purpose of the 2009 Plan Amendment is to increase the total number of shares of common stock of the Company available for issuance under the 2009 Plan by 550,000, from 5,960,000 shares to 6,510,000 shares. Further description of the 2009 Plan Amendment is contained in the Company’s Proxy Statement for the Annual Meeting filed with the Securities and Exchange Commission on March 27, 2017. Such description and the foregoing description are each qualified in their entirety by reference to the full text of the 2009 Plan, as amended, a copy of which is attached as Exhibit 10.1 to this Current Report on Form 8-K and which is incorporated herein by reference.

Item 5.07.	Submission of Matters to a Vote of Security Holders.
At the Annual Meeting, a total of 31,328,987 shares of the Company’s Common Stock were present in person or by proxy, representing 81.24% of the total number of shares outstanding and entitled to vote at the meeting and a quorum for all matters before the stockholders.
The number of votes cast for, against or withheld, as well as abstentions, as applicable, with respect to each proposal considered at the Annual Meeting is as follows:

Proposal No. 1 – Election of Directors
The Company’s stockholders elected three directors to the Company’s Board of Directors, each for a three-year term.

	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
Jeffrey Stroburg	22,599,314	1,594,985	17,087	7,117,601
Christopher D. Sorrells	22,600,252	1,572,521	38,613	7,117,601
Peter J.M. Harding	23,250,130	922,549	38,707	7,117,601

Proposal No. 2 – "Say-On-Pay" Advisory Vote on the Executive Compensation
The allocation of votes of the stockholders of the Company for the non-binding advisory vote to approve the compensation of the Company’s named executive officers was as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
23,187,301	941,080	83,005	7,117,601

Proposal No. 3 - Advisory Vote on the Frequency of the "Say-On-Pay" Vote
The allocation of votes of the stockholders of the Company for the non-binding advisory vote on the frequency of the "say-on-pay" vote to approve the compensation of the Company’s named executive officers was as follows:

1 YEAR	2 YEARS	3 YEARS	ABSTAIN	BROKER NON-VOTES
21,428,501	58,937	2,644,557	79,391	7,117,601

Proposal No. 4 - Ratification of the Appointment of Our Independent Registered Public Accounting Firm for 2017
The proposal to ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2017 was approved by the votes of the stockholders of the Company indicated below.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
31,078,827	219,392	30,768	—
Proposal No. 5 – Approval of Amendment to Renewable Energy Group, Inc. Amended and Restated 2009 Stock Incentive Plan
The proposal to approve the amendment to the Renewable Energy Group, Inc. Amended and Restated 2009 Stock Incentive Plan was approved by the votes of the stockholders of the Company indicated below.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
23,091,850	1,031,336	88,200	7,117,601

Proposal No. 6 – Approval of the Removal of Common Stock Issuance Restrictions upon Conversion of the Company's 4.00% Convertible Senior Notes Due 2036
The proposal to approve the removal of common stock issuance restrictions upon conversion of the Company's 4.00% convertible senior notes due 2036 was not approved, with the votes of the stockholders of the Company indicated below.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
11,740,102	12,428,209	43,075	7,117,601

Item 9.01	Financial Statements and Exhibits
(d)	Exhibits.

Exhibit No.	Descriptions
10.1	Renewable Energy Group, Inc. Amended and Restated 2009 Stock Incentive Plan

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 10, 2017

RENEWABLE ENERGY GROUP, INC.

By:	/s/ Chad Stone
Chad Stone
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

10.1	Renewable Energy Group, Inc. Amended and Restated 2009 Stock Incentive Plan